UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2025

DeFi Development Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41748	83-2676794
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6401 Congress Avenue, Suite 250 Boca Raton, Florida	33487
(Address of registrant’s principal executive office)	(Zip code)

(561) 559-4111

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	DFDV	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of Common Stock	DFDVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2023 Equity Incentive Plan

On December 18, 2025, DeFi Development Corp. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”), at which the Company’s stockholders approved an amendment to the Company’s 2023 Equity Incentive Plan (the “2023 Plan”) to increase the total number of shares of the Company’s Common Stock available for issuance thereunder by 1,500,000 shares. The amendment to the 2023 Plan became effective upon stockholder approval at the Annual Meeting.

A summary of the material terms of the 2023 Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on November 5, 2025 (the “Proxy Statement”). The summaries of the 2023 Plan set forth above and in the Proxy Statement are qualified in their entirety by reference to the full text of the 2023 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

2025 Employee Stock Purchase Plan

At the Annual Meeting, the Company’s stockholders approved the Company’s 2025 Employee Stock Purchase Plan (the “2025 ESPP”) under which 250,000 shares of the Company’s Common Stock are available for issuance. In addition, each year, beginning on January 1, 2026 and ending on, and including, January 1, 2035, the share reserve under the 2025 ESPP will be increased automatically by the least of (i) 250,000 shares; (ii) 0.5% of the aggregate number of shares of the Company’s Common Stock outstanding on December 31st of the immediately preceding calendar year (rounded up to the nearest whole share); and (iii) an amount determined by the Compensation Committee of the Company’s board of directors (the “Board”). The 2025 ESPP became effective upon stockholder approval at the Annual Meeting.

A summary of the material terms of the 2025 ESPP is set forth in the Proxy Statement. The summaries of the 2025 ESPP set forth above and in the Proxy Statement are qualified in their entirety by reference to the full text of the 2025 ESPP, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, six (6) proposals were submitted to the Company’s stockholders of record for a vote. The proposals are described in detail in the Proxy Statement. As of the close of business on October 24, 2025, holders of the Company’s Common Stock and Series A Preferred Stock were entitled to vote together as a single class on the proposals described below. In addition, Proposal No. 5 (as defined below) required a separate class vote of the holders of Series A Preferred Stock.

The proposals were approved by the requisite vote of the Company’s stockholders. Sufficient votes were received to approve each of the proposals described below.

The final voting results for each proposal are described below. For more information on each of these proposals, please refer to the Proxy Statement.

Proposal 1: To elect five (5) members of the Board, each to serve until the next annual meeting of the Company’s stockholders and until each of their respective successors are elected and qualified or until each of their earlier resignation or removal (“Proposal No. 1”):

Name	Votes For	Votes Withheld	Broker Non-Votes
Joseph Onorati	107,285,753	150,186	5,089,961
William Caragol	107,064,783	371,154	5,089,963
Blake Janover	107,267,446	168,491	5,089,963
Zachary Tai	107,297,011	138,929	5,089,960
Thomas Perfumo	107,297,146	138,793	5,089,961

Proposal 2: To ratify the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (“Proposal No, 2”):

Votes For	Votes Against	Abstentions	Broker Non-Vote
111,912,434	312,960	300,506	N/A

Proposal 3: To amend the Company’s 2023 Plan to increase the number of shares reserved for issuance by 1,500,000 to 5,000,000 (“Proposal No. 3”):

Votes For	Votes Against	Abstentions	Broker Non-Vote
106,885,624	427,369	122,945	5,089,962

 Proposal 4: To amend the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the number of authorized Common Stock to 1,000,000,000 (“Proposal No. 4”):

Votes For	Votes Against	Abstentions	Broker Non-Vote
110,397,899	1,650,544	477,456	N/A

Proposal 5: To amend the Company’s Certificate of Incorporation to increase the number of authorized preferred stock to 1,000,000,000 (“Proposal No. 5” and together with Proposal No. 4, the “Charter Amendments”):

Vote of the holders of Common Stock and Series A Preferred Stock, voting together as a class:

Votes For	Votes Against	Abstentions	Broker Non-Vote
107,722,829	457,271	113,075	4,232,725

Vote of the holders of Series A Preferred Stock, voting as a separate class:

Votes For	Votes Against	Abstentions	Broker Non-Vote
10,000	0	0	0

The description of the Charter Amendments set forth above and in the Proxy Statements is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Proposal 6: To approve the Company’s 2025 ESPP (“Proposal No. 6”):

Votes For	Votes Against	Abstentions	Broker Non-Vote
107,243,063	113,085	79,790	5,089,962

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment, effective December 23, 2025, to the Amended and Restated Certificate of Incorporation of DeFi Development Corp.
10.1	DeFi Development Corp. 2023 Equity Incentive Plan, as amended and restated
10.2	DeFi Development Corp. 2025 Employee Stock Purchase Plan
104	Cover Page Interactive Data File (embedded as Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2025	DEFI DEVELOPMENT CORP.

	By:	/s/ Joseph Onorati
	Name:	Joseph Onorati
	Title:	Chief Executive Officer and President

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